Exhibit 31.1

                                  CERTIFICATION

I, Robin Smith, MD, certify that:

1. I have reviewed this Quarterly Report on Form 10-QSB of NeoStem, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly;

4. The small business registrant's other certifying officer(s) (if any) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

     a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b) evaluated the effectiveness of the small business registrant's disclosure controls and procedures and presented in this Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

     c) disclosed in this quarterly report any change in the small business registrant's internal control over financial reporting that occurred during the small business registrant's most recent fiscal quarter (the small business registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business registrant's internal control over financial reporting;

5. I have disclosed, based on our most recent evaluation of internal control over financial reporting to the small business registrant's auditors and the audit committee of the small business registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business registrant's ability to record, process, summarize and report financial information; and

     b)   any fraud, whether or not material,  that involves management or other
          employees  who  have  a  significant   role  in  the  small   business
          registrant's internal control over financial reporting.


Date: August 14, 2007


/s/ Robin, Smith, MD
--------------------
Name: Robin Smith, MD
Title: Chief Executive Officer of NeoStem, Inc.

A signed original of this written statement required by Section 302 has been provided to NeoStem, Inc. and will be retained by NeoStem, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.